UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21890

Keystone Mutual Funds
(Exact name of registrant as specified in charter)

7101 West 78th Street, Suite 201, Bloomington, MN 55439
(Address of principal executive offices) (Zip code)

Andrew Wyatt
Cornerstone Capital Management, Inc.
7101 West 78th Street, Suite 201
Bloomington, MN 55439
(Name and address of agent for service)

(952) 224-7071
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2010

Item 1. Reports to Stockholders.

Keystone Mutual Funds Semi-Annual Report

December 31, 2010

KLGAX
KLGIX

www.keystonefunds.com

Keystone Mutual Funds Semi-Annual Report

December 31, 2010

Message to Shareholders

Keystone Large Cap Growth Fund

Investment Objective: long-term growth of capital

How did the fund perform for the six months ended December 31, 2010?

The Keystone Large Cap Growth Fund (the “fund”), Class A shares, returned 34.41% for the six months ended December 31, 2010. By comparison, the fund’s primary benchmark, the Russell 1000 Growth Index*, returned 26.37% and the S&P 500 Index*, returned 23.27% for the same period.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

How did market conditions affect stock market performance during this six month period?

The third quarter of 2010 began with the economy no longer anticipating a double-dip. In fact, our view of a slow economic expansion appeared to have become consensus among investors. This view was aided by the belief that the November elections would bring about a significant change in Washington. At the very least, greater Republican representation in Congress would reduce the antagonism recently seen toward American businesses and improve the business climate. Consequently, the equity market exhibited a robust rally in the third quarter.

The performance of the US equity market has increasingly been driven by macro events outside the United States. With less access to debt and less appetite for leverage, US consumers are no longer the engine of global economic growth. Rather, the consumers in developing countries are increasingly important. The demand for global brands is great. Our portfolio contains a number of multinational companies that we believe are particularly well suited to sell to these enriched consumers and to provide the infrastructure for their economies.

Corporate cash balances continue to grow to record levels and yields on fixed income remain very low. We expect Merger & Acquisition (M&A) activity, capital equipment spending, and share repurchases to heat up as soon as company management teams feel confident of the business climate.

A year ago, few people expected the US equity market to generate mid-teens or better returns in 2010. Consequently, many investors began to take profits as the first half of 2010 unfolded. However, our fundamental research caused us to maintain a bullish bias in our holdings and increase our cyclical exposure which set us up for an enormous rebound in the 3rd quarter and further gains in the 4th quarter.

The US equity markets continued strong performance in the 4th quarter was driven by in-line or better than expected earnings reports and a growing realization that the November elections should force the federal government to become less antagonistic toward business and capital formation. In addition, Ben Bernanke made clear that he would not allow the US to suffer deflation on his watch.

While Chairman Bernanke won’t publicly admit it, inflation can solve many problems for those who are indebted. Inflation will allow debtors to pay back their debts with cheaper dollars over time. Consequently, over the objections of many, the Federal Reserve embarked on a second round of quantitative easing (“QE2”) which calls for the repurchase of $600 billion of government debt. This effort, combined with the original QE program and the deleveraging of consumers (which leads to excess capital on lenders’ balance sheets), should generate over $1 trillion of liquidity in the fixed income market over the course of 12 months.

Where will all this liquidity go? Some of the liquidity will be recycled back into other fixed income instruments which would help to keep interest rates low (for awhile at least). We believe that

Keystone Mutual Funds Semi-Annual Report

hundreds of billions of dollars of that liquidity will come back to the equity markets as investors search for real rather than nominal returns and realize that there is enormous risk of loss of principal in the fixed income markets as yields rise. As a result, we expect equity markets to rise around the world.

What worked for the fund and why?

The Fund performed well in the second half of calendar year 2010. Many of the fund’s companies beat earnings expectations and raised their guidance. As a result, early in the third quarter we added to positions in beaten up stocks whose fundamentals were better than what the valuations were indicating. The three best performing sectors for the fund for the last six months, were: Materials, Energy, and Industrials. The three sectors that contributed the most to the funds return as a result of the weighting and stock selection within the sectors were the Information Technology, Industrials, and Consumer Discretionary sectors. All were beneficiaries of the growing prospects for the economy.

What did not work for the fund and why?

The Utilities, Telecom Services, Healthcare, Staples, and Financial sectors underperformed the total performance of the Russell 1000 Growth Index. Fortunately, we had no weighting in the Utilities and Telecom Services sectors and were underweight the Financials, Staples, and Healthcare sectors. Stock selection within the Healthcare and Financial sectors was only in line with the benchmark and consequently was a modest drag on performance. Stock selection within the Consumer Staples sector was significantly better than the benchmark and added performance. Healthcare and Consumer Staples stocks tended to perform poorly due to the rotation out of lower risk names into higher risk names as economic prospects strengthened.

What strategic moves were made by the fund and why?

The main strategies that benefited the fund during the last six months were our fundamental research and our active trading strategy. We are short-term contrarians within the context of being long-term fundamental investors. As a result we use our proprietary research to drive our active trading. This allows us to concentrate the number of names in the portfolio during times of market stress, while expanding the number of names in times of optimism. This allows us the opportunity to benefit during times of market volatility.

We look forward to 2011 with optimism for attractive returns for the US equity market based on continued strong revenue growth, some further margin expansion, and solid earnings growth in the low double digits. This situation is occurring at an historic point where cash and fixed income investments are being debased and corporate cash balances are at record highs. We believe the outlook for M&A, including for a number of our companies, is very attractive. The biggest risk is a rise in commodity prices that destroys consumer purchasing power and economic growth. Therefore, while the ride may be bumpy at times, we would encourage investors to stay the course.

Sincerely,

Thomas G. Kamp Chief Investment Officer

Please see the following page for important disclosure information.

Keystone Mutual Funds Semi-Annual Report

Past performance does not guarantee future results.

Mutual fund investing involves risk; principal loss is possible. The Fund concentrates its investments in a limited number of companies, and an investment in the Fund is therefore subject to greater risk and volatility than investments in a more diversified portfolio. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. The Fund may also purchase foreign securities or use derivatives, which involve additional risks. Please refer to the prospectus for further information concerning the risks of investing in the Fund.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

Sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Must be preceded or accompanied by a prospectus.

The Keystone Large Cap Growth Fund is distributed by Quasar Distributors, LLC.

Keystone Mutual Funds Semi-Annual Report

Keystone Large Cap Growth Fund — Class A

Growth of a $10,000 Investment

Average Annual Returns December 31, 2010 (Unaudited)

	1 Year	5 Year	Since Inception	Inception Date
Class A	15.94%	n/a	5.04%	8/7/06
Russell 1000 Growth Index*	16.71%	n/a	5.01%	8/7/06
S&P 500 Index*	15.06%	n/a	1.85%	8/7/06
Class I	16.18%	n/a	21.69%	11/2/09
Russell 1000 Growth Index*	16.71%	n/a	22.68%	11/2/09
S&P 500 Index*	15.06%	n/a	19.94%	11/2/09
*	Index returns do not reflect deductions for fees, expenses, or taxes.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent quarter end may be obtained by calling (866) 596-3863 or visiting www.keystonefunds.com.

At various times, the Fund's Adviser waived its management fees and/or reimbursed Fund expenses. Had the Adviser not done so, the Fund's total return would have been lower. At various times, the Fund's Adviser recouped previous waived management fees. Had the Adviser not done so, the Fund's total return would have been higher.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

Keystone Mutual Funds Semi-Annual Report

	Ticker Symbols	December 31, 2010 (Unaudited) Net Asset Values
Class A	KLGAX	$28.36
Class I	KLGIX	$28.44

Top 10 Holdings December 31, 2010 (Unaudited)
Rank	Ticker	Security Name	Percentage of Net Assets
1	AAPL	Apple Computer, Inc.	6.94%
2	MRVL	Marvell Technology Group Ltd.	4.40%
3	ORCL	Oracle Corporation	4.36%
4	WFT	Weatherford International, Ltd.	3.76%
5	COST	Costco Wholesale Corporation	3.22%
6	GOOG	Google, Inc.	3.19%
7	QCOM	Qualcomm, Inc.	3.14%
8	V	Visa, Inc.	3.10%
9	APC	Anadarko Petroleum Corporation	3.05%
10	GD	General Dynamics Corp.	3.04%

Keystone Mutual Funds Semi-Annual Report

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (7/1/2010)	Ending Account Value (12/31/2010)	Expenses Paid During Period[1] (7/1/2010 to 12/31/2010)	Annualized Expense Ratio
Class A Actual	$1,000.00	$1,344.10	$8.51	1.44%
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$7.32	1.44%
Class I Actual	$1,000.00	$1,345.30	$7.03	1.19%
Class I Hypothetical (5% return before expenses)	$1,000.00	$1,019.21	$6.06	1.19%
[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days (the number of days in the most recent half-year)/365 days (to reflect the one-half year period).

Keystone Mutual Funds Semi-Annual Report

Allocation of Portfolio Assets

(Calculated as a Percentage of Net Assets1)

1	Total Net Assets on December 31, 2010 were $241,707,720.

Keystone Mutual Funds Semi-Annual Report

Keystone Mutual Funds

Schedule of Investments (Unaudited)

Keystone Large Cap Growth Fund

December 31, 2010

Security Description	Shares	Fair Value
COMMON STOCKS – 99.0%
Consumer Merchandising – 14.9%
Amazon.com, Inc. *	28,733	$5,171,940
Apollo Group, Inc. *	153,073	6,044,853
Burberry Group PLC ADR	106,706	3,745,381
Dicks Sporting Goods *	122,544	4,595,400
Discovery Communications, Inc. Class A *	26,107	1,088,662
Discovery Communications, Inc. Class C *	66,791	2,450,562
Target Corp.	95,837	5,762,679
Urban Outfitters *	69,194	2,477,837
Walt Disney Co.	123,306	4,625,208
		35,962,522
Consumer Staples – 8.7%
Costco Wholesale Corporation	107,852	7,787,993
Diageo PLC ADR	66,758	4,962,122
General Mills, Inc.	135,902	4,836,752
Philip Morris International, Inc.	59,000	3,453,270
		21,040,137
Energy – 9.5%
Anadarko Petroleum Corporation	96,863	7,377,086
Petrohawk Energy Corp. *	354,493	6,469,497
Weatherford International, Ltd. * ˆ	398,310	9,081,468
		22,928,051
Financial Institutions – 6.8%
Bank of America Corp.	146,980	1,960,713
Goldman Sachs Group, Inc.	29,154	4,902,537
IntercontinentalExchange, Inc. *	17,174	2,046,282
Visa, Inc.	106,514	7,496,455
		16,405,987
Health Care Products – 10.1%
Celgene Corp. *	47,997	2,838,543
Gilead Sciences, Inc. *	188,825	6,843,018
Myriad Genetics, Inc. *	158,736	3,625,530
NuVasive, Inc. *	146,788	3,765,112
WellPoint, Inc. *	128,457	7,304,065
		24,376,268

The accompanying Notes to Financial Statements are an integral part of these statements.

Keystone Mutual Funds Semi-Annual Report

Security Description	Shares	Fair Value
Industrials – 12.7%
Fluor Corp.	60,917	$4,036,360
General Dynamics Corp.	103,430	7,339,393
Goodrich Corporation	43,223	3,806,650
Joy Global Inc.	21,429	1,858,966
Pentair, Inc.	116,173	4,241,476
Terex Corporation *	148,469	4,608,478
Textron Inc.	205,639	4,861,306
		30,752,629
Materials – 3.6%
Dow Chemical Company	70,226	2,397,516
Ecolab, Inc.	73,335	3,697,551
Freeport-McMoRan Copper & Gold, Inc.	22,687	2,724,482
		8,819,549
Technology Services – 20.6%
Acme Packet, Inc. *	106,171	5,644,050
Baidu, Inc. ADR *	53,850	5,198,140
Broadcom Corporation	65,384	2,847,473
Google, Inc. *	12,981	7,710,325
Marvell Technology Group Ltd. * ˆ	573,061	10,630,281
Qualcomm, Inc.	153,189	7,581,324
Vistaprint N.V. * ˆ	96,812	4,453,352
The Western Union Company	303,899	5,643,404
		49,708,349
Technology Software – 12.1%
Apple Computer, Inc. *	51,968	16,762,798
Oracle Corporation	336,735	10,539,805
Polycom, Inc. *	46,643	1,818,144
		29,120,747
TOTAL COMMON STOCKS (Cost $204,446,238)		239,114,239
MUTUAL FUND INVESTMENTS – 1.8%
AIM STIT-STIC Prime Portfolio	4,414,340	4,414,340
TOTAL MUTUAL FUND INVESTMENTS (Cost $4,414,340)		4,414,340
Total Investments (Cost $208,860,578) – 100.8%		243,528,579
Liabilities in Excess of Other Assets – (0.8)%		(1,820,859)
TOTAL NET ASSETS – 100.0%		$241,707,720

ADR American Depository Receipt

*	Non Income Producing Security
ˆ	Foreign Issued Security (traded on U.S. Exchange)

The accompanying Notes to Financial Statements are an integral part of these statements.

Keystone Mutual Funds Semi-Annual Report

Keystone Mutual Funds

Statement of Assets & Liabilities (Unaudited)

Keystone Large Cap Growth Fund

December 31, 2010
ASSETS
Investments, at cost	$208,860,578
Investments, at fair value	$243,528,579
Dividend receivable	143,024
Interest receivable	488
Receivable for Fund shares sold	990,012
Other assets	103,826
Total Assets	244,765,929
LIABILITIES
Payable for investments purchased	2,435,248
Payable for Fund shares redeemed	252,729
Investment advisory fees payable	163,127
Administration fee payable	15,692
Rule 12b-1 fees payable	143,361
Accrued expenses and other liabilities	48,052
Total Liabilities	3,058,209
Net Assets	$241,707,720
NET ASSETS CONSIST OF:
Paid in capital	$216,224,099
Undistributed net investment loss	(737,502)
Accumulated net realized loss	(8,446,878)
Net unrealized appreciation on investments	34,668,001
Net Assets	$241,707,720
CLASS A SHARES (unlimited shares authorized, no par value)
Net assets	$222,551,344
Shares issued and outstanding	7,848,455
Net asset value, redemption price and offering price per share	$28.36
CLASS I SHARES (unlimited shares authorized, no par value)
Net assets	$19,156,376
Shares issued and outstanding	673,530
Net asset value, redemption price and offering price per share	$28.44

The accompanying Notes to Financial Statements are an integral part of these statements.

Keystone Mutual Funds Semi-Annual Report

Keystone Mutual Funds

Statement of Operations (Unaudited)

Keystone Large Cap Growth Fund

For the Six Months Ended December 31, 2010
INVESTMENT INCOME
Dividend income	$864,594
Interest income	2,977
Total Investment Income	867,571
EXPENSES
Investment advisory fees (Note 3)	786,724
Administration fees	85,508
Transfer agent fees and expenses	71,994
Registration fees	48,408
Legal fees	43,261
Printing and postage expenses	31,198
Portfolio accounting fees	28,938
Trustees' fees and expenses	25,065
Insurance fees	16,213
Audit and tax fees	15,723
Custody fees	14,750
12b-1 shareholder servicing fees - Class A	262,502
12b-1 shareholder servicing fees - Class C	2,519
Other	7,969
Total Expenses	1,440,772
Recovery of previous waivers and reimbursements by advisor	164,301
Gross Expenses	1,605,073
Net Investment Loss	(737,502)
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	15,641,185
Net change in unrealized appreciation on investments	49,830,786
Net Realized and Unrealized Gain on Investments	65,471,971
Change in Net Assets Resulting from Operations	$64,734,469

The accompanying Notes to Financial Statements are an integral part of these statements.

Keystone Mutual Funds Semi-Annual Report

Keystone Mutual Funds

Statements of Changes in Net Assets

Keystone Large Cap Growth Fund

	For the Six Months Ended December 31, 2010 (Unaudited)	For the Year Ended June 30, 2010
OPERATIONS
Net investment loss	$(737,502)	$(866,461)
Net realized gain on investments	15,641,185	14,466,453
Net realized gain on option contracts	—	645,813
Net change in unrealized appreciation (depreciation) on investments	49,830,786	(16,222,006)
Change in Net Assets Resulting from Operations	64,734,469	(1,976,201)
CAPITAL SHARE TRANSACTIONS
Proceeds from shareholder subscriptions	44,954,331	134,612,974
Payments for redemptions	(47,538,602)	(59,615,825)
Change in Net Assets from Capital Share Transactions	(2,584,271)	74,997,149
Change in Net Assets	62,150,198	73,020,948
Net Assets, Beginning of Period	179,557,522	106,536,574
Net Assets, End of Period	$241,707,720	$179,557,522
Undistributed Net Investment Loss	$(737,502)	$—

The accompanying Notes to Financial Statements are an integral part of these statements.

Keystone Mutual Funds Semi-Annual Report

Keystone Mutual Funds

Financial Highlights

Keystone Large Cap Growth Fund – Class A

	For the Six Months Ended December 31, 2010 (6)		For the Year Ended June 30, 2010	For the Year Ended June 30, 2009	For the Year Ended June 30, 2008	For the Period Ended June 30, 2007 (1)
Net Asset Value, Beginning of Period	$21.10		$20.24	$26.43	$30.30	$25.00
Net investment loss (2)	(0.08)		(0.12)	(0.06)	(0.16)	(0.14)
Net realized and unrealized gain (loss) on investments	7.34		0.98	(6.13)	(1.12)	5.66
Total from Investment Operations	7.26		0.86	(6.19)	(1.28)	5.52
Distributions from net realized gain	—		—	—	(2.53)	(0.22)
Distributions from return of capital	—		—	—	(0.06)	—
Total Distributions	—		—	—	(2.59)	(0.22)
Net Asset Value, End of Period	$28.36		$21.10	$20.24	$26.43	$30.30
Total return	34.41	%(3)	4.25%	(23.42)%	(5.29)%	22.16	%(3)
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period	$222,551,344		$171,329,686	$106,119,082	$120,413,870	$82,240,151
Ratio of expenses to average net assets:
Before expense waivers and reimbursements and recapture	1.29	%(4)	1.39%	1.54%	1.64%	2.32	%(4)
After expense waivers and reimbursements and recapture	1.44	%(4)	1.48%	1.50%	1.50%	1.50	%(4)
Ratio of net investment loss to average net assets:
Before expense waivers and reimbursements and recapture	(0.52	)%(4)	(0.42)%	(0.37)%	(0.68)%	(1.37	)%(4)
After expense waivers and reimbursements and recapture	(0.67	)%(4)	(0.51)%	(0.33)%	(0.54)%	(0.55	)%(4)
Portfolio turnover rate(5)	74	%(3)	132%	192%	142%	157	%(3)
(1)	Reflects operations for the period from August 7, 2006 (commencement of operations) to June 30, 2007.
(2)	Calculated using average shares outstanding method.
(3)	Not annnualized.
(4)	Annnualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(6)	Six month period from July 1, 2010 to December 31, 2010 is unaudited.

The accompanying Notes to Financial Statements are an integral part of these statements.

Keystone Mutual Funds Semi-Annual Report

Keystone Mutual Funds

Financial Highlights

Keystone Large Cap Growth Fund – Class I

	For the Six Months Ended December 31, 2010(6)		For the Year Ended June 30, 2010(1)
Net Asset Value, Beginning of Period	$21.14		$22.64
Net investment loss (2)	(0.05)		(0.04)
Net realized and unrealized gain (loss) on investments	7.35		(1.46)
Total from Investment Operations	7.30		(1.50)
Distributions from net realized gain	—		—
Distributions from return of capital	—		—
Total Distributions	—		—
Net Asset Value, End of Period	$28.44		$21.14
Total return	34.53	%(3)	(6.63	)%(3)
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period	$19,156,376		$7,518,399
Ratio of expenses to average net assets:
Before expense waivers and reimbursements and recapture	1.04	%(4)	1.12	%(4)
After expense waivers and reimbursements and recapture	1.19	%(4)	1.20	%(4)
Ratio of net investment loss to average net assets:
Before expense waivers and reimbursements and recapture	(0.27	)%(4)	(0.18	)%(4)
After expense waivers and reimbursements and recapture	(0.42	)%(4)	(0.26	)%(4)
Portfolio turnover rate(5)	74	%(3)	132%
(1)	Reflects operations for the period from November 2, 2009 (commencement of operations) to June 30, 2010.
(2)	Calculated using average shares outstanding method.
(3)	Not annnualized.
(4)	Annnualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(6)	Six month period from July 1, 2010 to December 31, 2010 is unaudited.

The accompanying Notes to Financial Statements are an integral part of these statements.

Keystone Mutual Funds Semi-Annual Report

Notes to Financial Statements

DECEMBER 31, 2010 (Unaudited)

1. ORGANIZATION

The Keystone Large Cap Growth Fund (the “Fund”) is a Delaware trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Fund is a series of Keystone Mutual Funds and has unlimited authorized shares of beneficial interest. The investment objective for the Fund is long-term growth of capital.

The Fund offers two classes of shares, Class A and Class I. Class A and Class I shares have no sales charge.

At its quarterly board meeting held on August 19, 2010, the Board of Trustees approved the suspension of sales of Class C shares of the Fund effective September 10, 2010 and the subsequent redesignation of the Class C shares of the Fund to Class A shares of the Fund effective on or about October 30, 2010. The transfer of Class C shares into Class A shares was effective as of the close of business on October 29, 2010.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

a) Investment Valuation

Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price (“NOCP”). Other securities traded on a national securities exchange are valued at the last sales price on the exchange where primarily traded or at last sales price on the national securities market. Exchange traded securities for which there were no transactions that day are valued at the latest bid prices. Securities traded on only over-the-counter markets other than NASDAQ are valued at the latest bid prices. Debt securities (other than shortterm obligations) are valued at prices furnished by a pricing service, subject to review by the Fund’s advisor, Cornerstone Capital Management, Inc. (the “Advisor”). Mutual funds are valued at Net Asset Value (NAV) close. Shortterm obligations (maturing within 60 days) are valued on an amortized cost basis, which approximates market value.

Securities for which quotations are not readily available, not currently traded, or those for which the NOCP, last sales price or bid price, as the case may be, is deemed unreliable, are valued at fair value as determined in good faith under procedures approved by and supervision of the Board of Trustees (the “Board”). If an event occurs that will affect the value of the Fund’s portfolio securities before the NAV has been calculated, the security will generally be priced using a fair value procedure. The Board has adopted

Keystone Mutual Funds Semi-Annual Report

specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to a Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on the disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. For the six months ended December 31, 2010, the Fund held no fair valued securities.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.
Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.
Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The valuation levels are not necessarily an indication of the risk associated with investing in these securities (or other investments). Care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Keystone Mutual Funds Semi-Annual Report

As of December 31, 2010, the Fund’s investments in securities were classified as follows:

	Fair Value Measurements as of December 31, 2010 Using
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)		Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity Securities Common Stocks	$239,114,239	(a)	$—	$—	$239,114,239
Total Equity Securities	239,114,239		—	—	239,114,239
Other Mutual Fund Investments	4,414,340	(b)	—	—	4,414,340
Total Other	4,414,340		—	—	4,414,340
Total	$243,528,579		$—	$—	$243,528,579
(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Mutual fund investments that are sweep investments for cash balances in the Fund at December 31, 2010.

During the six months ended December 31, 2010, there were no transfers between Level 1 and Level 2.

b) Federal Income Taxes

The Fund’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis.

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are primarily due to the tax deferral of losses on wash sales.

The following information is provided on a tax basis as of June 30, 2010:

Cost of investments	$196,711,430
Gross unrealized appreciation	$10,953,910
Gross unrealized depreciation	(27,927,229)
Net unrealized appreciation (depreciation)	$(16,973,319)
Other accumulated gains (losses)	$(22,277,529)
Total accumulated earnings (losses)	$(39,250,848)

As of December 31, 2010, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the

Keystone Mutual Funds Semi-Annual Report

applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. As of June 30, 2010, open tax years include the tax years ended June 30, 2007 through 2009. The Funds have no examination in Progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of these financial reporting rules resulted in no effect to the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end June 30, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c) Distributions to Shareholders

The Fund declares and distributes dividends from its net investment income on a quarterly basis and declares and distributes any net capital gain realized by the Fund at least on an annual basis. Distributions from net realized gains for book purposes may include short-term capital gains. All net short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. These distributions are paid in additional Fund shares unless the shareholder elects in writing to receive distributions in cash.

The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which the amounts are distributed may differ from the period that income or realized gains (losses) were recorded by the Fund. The Fund did not pay any distributions during the year ended June 30, 2010, or the six months ended December 31, 2010.

The following net realized capital loss carryforwards at June 30, 2010, may be utilized to offset future capital gains. To the extent the Fund realizes future capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryforward to the extent allowed by the Internal Revenue Code (IRC).

Capital Loss Carryforward	Expiration Date
$17,929,310	6/30/2017
$4,348,219	6/30/2018

Keystone Mutual Funds Semi-Annual Report

d) Expenses

The Fund is charged for those expenses that are directly attributable to it, such as investment advisory and custody fees. Expenses that are not directly attributable to any class of shares of the Fund are allocated among classes on the basis of each class’ relative net assets. Fees paid under the Fund’s Rule 12b-1 plan (the “Plan”) are borne by the specific class of shares of the Fund to which the Plan applies.

e) Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reported period. Actual results could differ from those estimates.

f) Reclassification of Capital Accounts

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on the total amount of net assets or net asset value per share. The adjustments are due to certain permanent book and tax differences related to net operating loss.

	Paid in Capital	Accumulated Net Realized Gain on Investments	Undistributed Net Investment Income
Year ended June 30, 2010	$(866,461)	$—	$866,461

g) Security Transactions and Investment Income

For financial reporting purposes, investment transactions are accounted for on the trade date. The Fund determines the gain or loss realized from investment transactions using the specific identification method.

Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. All discounts and premiums are amortized on the effective interest method for tax and financial reporting purposes.

h) Derivative Financial Instruments

The Fund may utilize options in an attempt to manage market or business risk or enhance returns. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to market daily to reflect the current market value of the option written. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered

Keystone Mutual Funds Semi-Annual Report

into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon exercise of the option. During the six months ended December 31, 2010, the Fund did not write or invest in option contracts.

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS WITH RELATED PARTIES

The Fund has entered into an investment advisory agreement with the Advisor under which the Advisor manages the Fund’s assets and provides research, statistical, and advisory services, and pays related office rental, executive expenses, and executive salaries. The fee for investment services is based on the average daily net assets of the Fund at the annual rate of 0.70%.

Effective March 1, 2010, the Advisor has contractually limited total expenses to 1.45% of average daily net assets for Class A shareholders (prior to March 1, 2010, the Advisor contractually limited total expenses to 1.50% of average daily net assets) and 1.20% of average daily net assets for Class I. Such limitation is in effect through October 31, 2011. The Advisor may extend the limitations at its discretion and may terminate the arrangement at any time after October 31, 2011. Under this arrangement, any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund in subsequent fiscal years if the Advisor so requests. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitations of the Fund expenses. The Advisor is permitted to be reimbursed for the fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed and approved by the Board. In addition, any such reimbursement from the Fund to the Advisor will be subject to the applicable limitation on the Fund expenses. During the six months ended December 31, 2010, the Advisor recovered previously reimbursed expenses of the Fund in the amount of $164,301. Reimbursed expenses, including prior period expenses, are subject to potential recovery by year of expiration, subject to Board approval. The Advisor has recovered all reimbursed expenses that were subject to potential recovery.

The Fund has entered into a Rule 12b-1 distribution agreement with Quasar Distributors, LLC (“Quasar”). Class A shareholders pay Rule 12b-1 fees to Quasar at the annual rate of 0.25% of average daily net assets and Class C shareholders pay fees at the annual rate of 1.00%. For the six months ended December 31, 2010, 12b-1 distribution expenses of $262,502 and $2,519 were

Keystone Mutual Funds Semi-Annual Report

accrued by Class A and Class C shares, respectively. The fees are paid to Quasar for distribution related expenses and activities in connection with the distribution of the Fund’s shares.

The Fund bears certain other operating expenses, including brokerage and commission expenses; fees and expenses of legal counsel and independent registered public accounting firm; compensation of the Fund’s independent trustees; registration fees; printing and shareholder report expenses; custodian fees; transfer agent fees; and other miscellaneous expenses.

There were no sales charges retained from the sale of Class A shares for the six months ended December 31, 2010. The Advisor received $1,294 in contingent deferred sales charges from the redemption of Class C shares for the period from July 1, 2010 through October 29, 2010. Sales charges are not an expense of the Fund and are not included in the financial statements of the Fund.

4. CAPITAL SHARE TRANSACTIONS

Transactions of shares of the Fund were as follows:

The Keystone Large Cap Growth Fund – Class A Shares

	For the Six Months Ended December 31, 2010		For the Year Ended June 30, 2010
	Amount	Shares	Amount	Shares
Shares sold	$36,412,107	1,467,807	$128,223,005	5,491,054
Shares transferred to Class I (1)	—	—	(3,099,281)	(136,894)
Shares transferred from Class C (2)	751,738	28,758	—	—
Shares redeemed	(46,464,409)	(1,767,596)	(59,094,000)	(2,476,663)
Net Increase (Decrease)	$(9,300,564)	(271,031)	$66,029,724	2,877,497
The Keystone Large Cap Growth Fund – Class C Shares

	For the Period From July 1, 2010 through October 29, 2010		For the Year Ended June 30, 2010
	Amount	Shares	Amount	Shares
Shares sold	$27,790	1,223	$669,240	29,188
Shares transferred to Class A (2)	(751,738)	(29,581)	—	—
Shares redeemed	(132,834)	(6,136)	(365,644)	(15,703)
Net Increase (Decrease)	$(856,782)	(34,494)	$303,596	13,485

Keystone Mutual Funds Semi-Annual Report

The Keystone Large Cap Growth Fund – Class I Shares

	For the Six Months Ended December 31, 2010		For the Period From November 2, 2009 through June 30, 2010
	Amount	Shares	Amount	Shares
Shares sold	$8,514,434	351,585	$5,720,729	225,663
Shares transferred from Class A(1)	—	—	3,099,281	136,894
Shares redeemed	(941,359)	(33,741)	(156,181)	(6,871)
Net Increase	$7,573,075	317,844	$8,663,829	355,686
(1)	On November 2, 2009, commencement of operations for Class I shares, a shareholder transferred its shares of Class A for shares of Class I.
(2)	Class C shares transferred into Class A shares as of the close of business on October 29, 2010.

In accordance with its prospectus, the Fund may issue shares on the basis of an in-kind transfer of investment securities. There were no in-kind transfers during the year ended June 30, 2010, or the six months ended December 31, 2010.

5. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments for the Fund, for the six months ended December 31, 2010, were $157,919,892 and $161,785,845, respectively. There were no purchases and sales of U.S. government securities for the Fund during this period.

6. GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

7. SUBSEQUENT EVENTS

The Fund has adopted standards which establish general standards of accounting and for disclosure of events that occur after the Statement of Assets & Liabilities date, but before the financial statements are issued. The Fund has performed an evaluation of subsequent events through the date the financial statements were issued.

Keystone Mutual Funds Semi-Annual Report

Additional Information (Unaudited)

TRUSTEE AND OFFICER COMPENSATION

The Fund does not compensate any of its trustees who are interested persons nor any of its officers. For the six months ended December 31, 2010, the aggregate compensation paid by the Fund to the independent trustees was $30,000. The Fund did not pay any special compensation to any of its trustees or officers. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling the Fund at (866) 596-3863.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the year ended June 30, 2010 is available to stockholders (i) without charge, upon request by calling the Fund at (866) 596-3863; and (ii) on the SEC’s Web site at www.sec.gov.

AVAILABILITY OF QUARTERLY
PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Form N-Q is available to stockholders (i) without charge, upon request by calling the Fund at (866) 596-3863; (ii) on the SEC’s Web site at www.sec.gov; and (iii) at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Keystone Mutual Funds Semi-Annual Report

PRIVACY NOTICE

The Fund collects non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

www.keystonefunds.com

U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202-5207

BOARD OF TRUSTEES

Andrew Wyatt,
Chairman of the Board
Daniel Luthringshauser
Clifford Olson
John Grunewald

INVESTMENT ADVISOR

Cornerstone Capital Management, Inc.
7101W 78th Street, Suite 201
Bloomington, MN 55439

DISTRIBUTOR

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

LEGAL COUNSEL

Faegre & Benson LLP
2200 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402

CUSTODIAN

U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
220 South 6th Street, Suite 1400
Minneapolis, MN 55402

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and is available without charge (i) upon request by calling (866) 596-3863; and
(ii) on the SEC’s Web site at www.sec.gov.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.
(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Keystone Mutual Funds

By (Signature and Title)   /s/ Andrew S. Wyatt
Andrew S. Wyatt, President

Date    March 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)   /s/ Andrew S. Wyatt
Andrew S. Wyatt, President

Date    March 2, 2011

By (Signature and Title)    /s/ Loren R. Kix
Loren R. Kix, Treasurer

Date    March 2, 2011